SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

JAVA EXPRESS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A.

(2) Aggregate number of securities to which transaction applies: N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4) Proposed maximum aggregate value of transaction: N/A.

(5) Total fee paid: N/A.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $0.

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

Contact Person:

Leonard W. Burningham, Esq.

Suite 205, 455 East 500 South Street

Salt Lake City, Utah 84111

Tel: 801-363-7411; Fax: 801-355-7126

JAVA EXPRESS, INC.

4626 North 300 West, Suite 375

Provo, Utah 84604

(801) 705-8968

October 30, 2012

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Java Express, Inc., a Nevada corporation (the “Company”), which will be held on Monday, November 12, 2012, starting at 10:00 a.m., Mountain Standard Time, at the offices of the Company, 4626 North 300 West, Suite 375, Provo, Utah.  In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Special Meeting of Stockholders and the Proxy Statement, there will be an opportunity for you to ask questions.

Whether you plan to attend the meeting, the prompt execution of your Proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of the only proposal (the “Proposal”) being presented at the meeting, and therefore, you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve the Proposal, which relates to an increase in the authorized shares of common stock that the Company can issue.

Only stockholders of record at the close of business on October 16, 2012, are entitled to notice of and to vote at the meeting. You are cordially invited to attend the meeting in person.

If you have any questions after reading the Proxy Statement and other materials we have sent, please call Jonathan Craig Moffitt, our Chief Executive Officer, at (801) 705-8968.

Four non-management stockholders own in excess of a majority of our outstanding voting securities and could adopt the Proposal being presented without any other votes, though none has consented to or executed a Proxy card in favor of the Proposal being presented; however, Mark Burdge, who resigned from our Board of Directors and as an executive officer of the Company on October 16, 2012, is the Managing Member of Globe Energy Technologies, LLC (“Globe”), which owns 5,505,700 shares of our common stock or approximately 49.70% of our outstanding voting securities.  Mr. Burdge executed the unanimous written consent of our Board of Directors authorizing this increase in our authorized capital just prior to his resignation, and it is therefore assumed that Globe will vote in favor of the Proposal through Mr. Burdge as the Managing Member.

Sincerely,

/s/ Jonathan Craig Moffitt
Jonathan Craig Moffitt
President

The Board encourages stockholders to attend the meeting in person. Whether you plan to attend the meeting, you are urged to execute your Proxy card.  The Proxy may be revoked at any time before the shares are voted at the meeting.  Stockholders who attend the meeting may vote their shares personally even though they have sent their Proxy card.

JAVA EXPRESS, INC.

4626 North 300 West, Suite 375

Provo, Utah 84604

(801) 705-8968

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2012

To the Stockholders of Java Express, Inc.:

A Special Meeting of Stockholders of Java Express, Inc., a Nevada corporation (the “Company”), will be held on Monday, November 12, 2012, starting at 10:00 a.m., Mountain Standard Time, at the offices of the Company, 4626 North 300 West, Suite 375, Provo, Utah 84604, for the following purpose:

1.

To increase our authorized shares from 60,000,000 shares with a par value of one mill ($0.001) per share, comprised of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 510,000,000 shares divided into 500,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock continuing to have such rights and preferences as the Board of Directors shall determine in accordance with the Articles of Incorporation of the Company and the Nevada General Corporation Law (the “Nevada Act”).

2.	To transact such other business as may properly come before the special meeting and any and all adjournments or postponements thereof.

Our Board of Directors has chosen the close of business on October 16, 2012, as the record date for determining the stockholders entitled to notice of, and to vote at, the special meeting.  Only stockholders of record as of the record date are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.  A copy of our Proxy Statement and a Proxy card accompany this Notice. These materials will first be mailed to stockholders on or about October 30, 2012.

By Order of the Board of Directors,

/s/ Jonathan Craig Moffitt
Jonathan Craig Moffitt
President

October 30, 2012

JAVA EXPRESS, INC.

4626 North 300 West, Suite 375

Provo, Utah 84604

(801) 705-8968

PROXY STATEMENT

Special Meeting of Stockholders

To be Held on November 12, 2012

INTRODUCTION

This Proxy Statement and the accompanying Form of Proxy (the “Proxy card”) are being sent to the stockholders of Java Express, Inc., a Nevada corporation (the “Company,“ “Java,” “we,” “our” or “us” or words of similar import) in connection with the solicitation of proxies on behalf of the Company’s Board of Directors for use at the Company’s special meeting of stockholders and any and all adjournments or continuations of the special meeting, to be held on Monday, November 12, 2012, starting at 10:00 a.m., Mountain Standard Time, at the offices of the Company, 4626 North 300 West, Suite 375, Provo, Utah, 84604 (the “Special Meeting”). These materials will first be mailed to stockholders on or about October 30, 2012.

This Proxy Statement relates to a proposal to amend the Company’s Articles of Incorporation to increase our authorized number of shares from 60,000,000 shares with a par value of one mill ($0.001) per share, comprised of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 510,000,000 shares divided into 500,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock continuing to have such rights and preferences as the Board of Directors shall determine in accordance with the Articles of Incorporation of the Company and the Nevada General Corporation Law (the “Nevada Act”) (the Proposal”). The Proposal was unanimously adopted by written consent of our Board of Directors on October 16, 2012.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, our stockholders will act upon the Proposal as defined above.  We may also transact any other business that may properly come before the Special Meeting and any and all adjournments or postponements thereof, though we do not anticipate any other matters will be presented to the Special Meeting.

Who can attend the Special Meeting?

All stockholders of record at the close of business on October 16, 2012 (the “Record Date”), or their duly appointed proxies, may attend and vote at the Special Meeting.

What proposal will be voted on at the Special Meeting?

Stockholders will vote on the Proposal to amend the Company’s Articles of Incorporation to increase the authorized number of shares from 60,000,000 with a par value of one mill ($0.001) per share, comprised of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 510,000,000 shares divided into 500,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock continuing to have such rights and preferences as the Board of Directors shall determine in accordance with the Articles of Incorporation of the Company and the Nevada Act.

What are the Board’s recommendations?

Our Board recommends that you vote FOR the adoption of the Proposal.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Special Meeting. If any other matters properly come before the Special Meeting, however, the person named in the enclosed Proxy, or their duly appointed substitute acting at the Special Meeting, will be authorized to vote or otherwise act on those matters in accordance with his judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on October 16, 2012, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 11,280,140 shares of our common stock outstanding.  Holders of common stock as of the Record Date are entitled to one vote for each share held.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Action Stock Transfer Corp., you are considered, with respect to those shares, the “stockholder of record.” We have sent the Proxy Statement and Proxy card directly to you.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting.  Also, see the Proxy card for additional instructions, assuming you do not plan on attending the Special Meeting.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of our shares of outstanding common stock entitled to vote. Under the Nevada Act, an abstaining vote and a broker “non-vote” is not counted as present and are, therefore, not included for purposes of determining whether a quorum of shares is present at the Special Meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on issues requiring approval of a majority of the shares present or represented by Proxy and entitled to vote at the Special Meeting and, therefore, do not have an effect on the outcome of the voting on the Proposal.

What is required to approve the Proposal?

In order to approve the Proposal, the affirmative vote of the holders of at least a majority of the outstanding common stock of the Company (50.1% of the 11,280,140 shares outstanding or at least 5,640,071 shares) present in person or by Proxy at the Special Meeting and entitled to vote, is required.  For the purpose of determining whether the stockholders have approved the Proposal, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may not have authority to vote the shares.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendation to vote for the approval of the Proposal.  In addition, if any other matters properly come before the Special Meeting, the person named in the enclosed Proxy, or his duly appointed substitute acting at the Special Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my Proxy?

Any stockholder executing a Proxy has the power to revoke such Proxy at any time prior to its exercise. You may revoke your Proxy prior to exercise by:

•	filing with us a written notice of revocation of your Proxy;

•	submitting a properly signed Proxy card bearing a later date; and

•	voting in person at the Special Meeting.

What does it mean if I receive more than one Proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one Proxy card. To ensure that all of your shares are voted, please sign and return all Proxy cards. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Action Stock Transfer Corp at 7069 South Highland Drive, Suite 300, Salt Lake City, Utah 84121.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

Am I entitled to dissenter’s rights?

There are no dissenters’ rights applicable with respect to the amendment to our Articles of Incorporation that will result if the Proposal is approved.

What are the interests of the Company’s directors and officers in the Proposal to be acted upon?

Except as indicated below, none of our directors or executive officers, or any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposal to be acted upon that is not shared by all other stockholders.

Whom may I contact for further assistance?

If you have any questions about giving your Proxy or require any assistance, please contact Jonathan Craig Moffitt, our Chief Executive Officer:

•	By mail, to:

Jonathan Craig Moffitt, Chief Executive Officer

Java Express, Inc.

4626 North 300 West, Suite 375

Provo, Utah 84604

•	By telephone, at (801) 691-5955
•	By facsimile, at (801) 426-4578

As disclosed in its periodic reports on file with the Securities and Exchange Commission (the “SEC”), the Company is a “shell company” and has incurred net operating losses for the past several fiscal years, and management is seeking potential mergers or acquisitions that may have a positive effect on profitability.  Our management and Board of Directors believe that increasing our authorized shares may increase the likelihood of such a transaction because it will provide the Company with available shares for various corporate purposes, including the sale of common stock, as well as acquisitions, stock dividends and options.  Our Board of Directors believes that it may be necessary to seek additional debt and/or equity financing in the Company’s 2012 fiscal year, although we have not entered into any definitive discussions with any third parties in this regard.

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Vote Required for Approval

Nevada Law

Section 390 of the Nevada Act provides that every amendment to the Articles of Incorporation of a corporation like an increase in the authorized capital shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. Sections 315 and 320, respectively, provide that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of shareholders, may adopt such action without a meeting by written consent.

Resolutions to effect these amendments were unanimously adopted by our Board of Directors on October 16, 2010.  Four non-management stockholders own in excess of a majority of the outstanding voting securities of the Company and could adopt the Proposal being presented without any other votes, though none has consented to or executed a Proxy card in favor of the Proposal being presented; however, Mark Burdge, who resigned from our Board of Directors and as an executive officer of the Company on October 16, 2012, is the Managing Member of Globe Energy Technologies, LLC (“Globe”), which owns 5,505,700 shares of our common stock or approximately 49.70% of our outstanding voting securities.  Mr. Burdge executed the unanimous written consent of our Board of Directors authorizing this increase in our authorized capital just prior to his resignation, and it is presumed that Globe will vote in favor of the Proposal.

Effective Date of the Proposal

Subject to approval by the Company’s common stockholders in the manner discussed above, the Proposal will be effective upon filing of Articles of Amendment to our Articles of Incorporation with the Secretary of State of Nevada, which we intend to file as soon as possible after the conclusion of the Special Meeting on November 12, 2012 (the “Effective Date”).

DISSENTERS’ RIGHTS OF APPRAISAL

There are no dissenters’ rights applicable with respect to the Proposal to increase our authorized shares of common stock.

THE PROPOSAL AND REASONS FOR THE ADOPTION OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES

With the exception of the following, our Articles of Incorporation remain substantially unchanged:

Increase in Authorized Shares

The Company is currently authorized to issue 60,000,000 shares having a par value of one mill ($0.001) per share, which are comprised of 50,000,000 shares of common stock and 10.000,000 shares of preferred stock. 11,280,140 shares of our common stock are issued and outstanding; no shares of preferred stock have been designated as a class and none is issued or outstanding.  The Company’s Board of Directors has unanimously adopted a resolution to amend our Articles of Incorporation to increase the number of authorized shares to 510,000,000 shares divided into 500,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock continuing to have such rights and preferences as the Board of Directors shall determine in accordance with our Articles of Incorporation and the Nevada Act.  There will be no change in any of the rights associated with the common stock. The Board of Directors believes that the proposed increase in the number of authorized shares of common stock is in the best interest of the Company in that it will provide the Company with available shares that could be issued for various corporate purposes, including acquisitions, stock dividends, options, convertible debt and equity financings, as the Board of Directors determines in its discretion.  There is presently no plan, agreement or understanding to issue any of the present or increased authorized shares of the Company; however, see the heading “Changes in Control” of the caption “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF,” below, for additional information in this respect.

The issuance by the Company of any additional shares of common stock would dilute both the equity interests and the earnings per share (if any ever occur) of existing holders of the common stock.  Such dilution may be substantial, depending upon the amount of shares issued.  The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized and outstanding shares of common stock.

The increase in the Company’s authorized shares of common stock may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in the Company.  Our ability to issue a vastly increased number of voting securities may lead to an increase in the number of votes required in order to approve a change in control of the Company and may make it substantially more difficult for third parties to gain control of the Company through a tender offer, proxy contest, merger or other transaction.  The ability to prevent a change in control may deprive our stockholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for our common stock that such a transaction may cause. Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to our Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common stockholders.  Despite these potential anti-takeover effects, however, the Board of Directors believes that the financial flexibility afforded by an increase in our authorized common stock outweighs any potential disadvantages.  The Board of Directors has adopted the resolution with a view to such flexibility, and not with a view to its potential anti-takeover effects.  Our management and our Board of Directors have no present intention to use the increased number of authorized common stock for any anti-takeover purpose.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposal that is not shared by all stockholders.  There is no agreement or understanding, whether written or unwritten, between any executive officer of the Company with respect to any type of compensation, whether present, deferred, or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The number of outstanding shares of our common stock at the close of business on October 16, 2012, the Record Date for determining our stockholders who would have been entitled to notice of and to vote on the amendment to our Articles of Incorporation, was 11,280,140 shares.

Security Ownership of Certain Beneficial Owners.

The following tables set forth the shareholdings of our directors and executive officers and those persons who own more than five percent of our common stock as of the Record Date and as of the date of this Proxy Statement:

FIVE PERCENT STOCKHOLDERS

Name and Address of

Stockholder                                                   Common Stock (1)         Percentage

Globe Energy Technologies LLC(2)                    5,606,700                      49.70%

5055 N. Edgewood Dr.

Provo, Utah 84604

Mark Sansom                                                          1,010,000                        8.95%

4061 Power Circle

Salt Lake City, Utah 84124

Kelly Trimble                                                           1,912,400                      16.95%

4685 S. Highland Drive, #207

Salt Lake City, Utah 84117

David West                                                                 918,975                        8.15%

5005 Edgewood Dr. #110

Provo, Utah 84604

(1)  All share ownership is direct.

(2)  Mark Burdge, who resigned as a director and executive officer of the Company on October 16, 2012, is the Managing Member of Globe Energy Technologies LLC (“Globe”).

DIRECTORS AND EXECUTIVE OFFICERS

Name and Title                                              Common Stock         Percentage

Jonathan Craig Moffitt                                            -0-                          -0-

4626 North 300 West, Suite 375

Provo, Utah 84604

Director, CEO, President

Del Higginson                                                           -0-                          -0-

11148 No. Sunflower Drive

Highland, Utah 84003

Director, CFO, Secretary, Treasurer

Unless otherwise noted above, the Company believes that all persons named in the tables have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

Changes in Control.

There are no present contractual arrangements or pledges of our securities that may result in a change in control of our Company; however, we have been advised of a potential acquisition of assets or a merger, which, if completed, would result in a change in control and a new business direction for us.  No discussions with any member of our management have taken place to date, and no agreements have been executed. We expect to open a dialogue with this potential acquisition or merger candidate and to discuss potential terms of this transaction in the near future. Preliminary advice of this potential acquisition have placed the terms of any exchange of shares that would be required to be exchanged in any acquisition or merger with this entity within our present number of authorized shares of common stock; however, no assurance can be given that if this acquisition or merger is completed, that shares that may be authorized to be issued under the Proposal and resultant amendment to our Articles of Incorporation outlined in this Proxy Statement will not be utilized for this purpose and may be so utilized without consent of our stockholders.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED FORM OF PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXIES.

     BY ORDER OF THE BOARD OF DIRECTORS

October 30, 2012

     JONATHAN CRAIG MOFFITT, PRESIDENT

JAVA EXPRESS, INC.

4626 North 300 West, Suite 375

Provo, Utah 84604

SPECIAL MEETING OF STOCKHOLDERS — TO BE HELD

NOVEMBER 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints JONATHAN CRAIG MOFFITT, with full power of substitution, as proxy for the undersigned, to represent the undersigned and to vote all the shares of common stock of Java Express, Inc., a Nevada corporation (the “Company”), which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders of the Company to be held on Monday, November 12, 2012, at 10:00 a.m., Mountain Standard Time, or at any adjournments or postponements thereof, by:

•	marking, signing and dating this form of Proxy promptly as possible and returning it via U.S. mail to: Java Express, Inc., 4626 North 300 West, Suite 375, Attn: Jonathan Craig Moffitt;
•	marking, signing and dating this form of Proxy as promptly as possible and returning it via facsimile to (801) 426-8968; or
•	marking, signing and dating this form of Proxy as promptly as possible and returning it via electronic mail to jmoffitt@moffittlaw-utah.com

You may vote in person at the Special Meeting, even if you use one of the three options listed above.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournments or postponements thereof, and after notification to Mr. Moffitt at the Special Meeting of the stockholder’s decision to terminate this Proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This Proxy may also be revoked by filing a written notice of revocation with Mr. Moffitt or by duly executing a Proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSAL SET FORTH BELOW

Proposal:   To amend the Company’s Articles of Incorporation to increase our authorized shares from 60,000,000 shares with a par value of one mill ($0.001) per share, which are comprised of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 510,000,000 shares, divided into 500,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock continuing to have such rights and preferences as the Board of Directors shall determine in accordance with our Articles of Incorporation and the Nevada Act.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares represented by this Proxy will be voted as directed by the stockholder, but if no instructions are specified, this Proxy will be voted for the Proposal. If any other business is presented at the Special Meeting, this Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Special Meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date